                          GREEN TREE FINANCIAL CORP.

                       CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of February 1, 1996 96-1 between the Company and Norwest Bank Minnesota, National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from July 1, 1996 to July 31, 1996 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day of August, 1996.

                                                GREEN TREE FINANCIAL CORP.



                                                BY: /s/ Phyllis A. Knight
                                                    ---------------------------
                                                    Phyllis A. Knight
                                                    Vice President and Treasurer

                        GREEN TREE FINANCIAL CORPORATION
    MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.50%, 5.85%, 6.20%,
                                 6.50%, 7.00%
                    PASS-THROUGH CERTIFICATES, SERIES 1996-1
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                 MONTHLY REPORT
                                   July, 1996

                              CUSIP#'S   393505-LA8,LB7,LC4,LD2,LE0
                              TRUST ACCOUNT #13210501
                              REMITTANCE DATE: 8/15/96

                                                  Total $            Per $1,000
                                                  Amount              Original
                                                ----------           -----------
Class A Certificates
- --------------------
(1a) Amount available (including Monthly
     Servicing Fee)                           $4,812,025.54

(b)  Class M-1 Interest Deficiency Amount
     (if any) and Class B-1 Interest
     Deficiency Amount (if any) withdrawn
     for prior Remittance Date                         0.00

(c)  Amount Available after giving effect to
     withdrawal of Class M-1 Interest
     Deficiency Amount and B-1 Interest
     Deficiency Amount for prior Remittance
     Date                                     $4,812,025.54

A.   Interest
     (2)  Aggregate Interest
          a. Class A-1 Remittance Rate(5.50%)         5.50%
          b. Class A-1 Interest                  466,368.74          3.88640619
          c. Class A-2 Remittance Rate(5.85%)         5.85%
          d. Class A-2 Interest                  243,750.00          4.87500000
          e. Class A-3 Remittance Rate(6.20%)         6.20%
          f. Class A-3 Interest                  180,833.33          5.16666657
          g. Class A-4 Remittance Rate(6.50%)         6.50%
          h. Class A-4 Interest                  270,833.33          5.41666660
          i. Class A-5 Remittance Rate(7.00%)         7.00%
          j. Class A-5 Interest                  443,041.67          5.83333338

     (3)  Amount applied to:
          a. Unpaid Class A Interest
             Shortfall                                  .00                 .00

     (4)  Remaining:
          a. Unpaid Class A Interest
              Shortfall                                 .00                 .00

                        GREEN TREE FINANCIAL CORPORATION
    MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.50%, 5.85%, 6.20%,
                                 6.50%, 7.00%
                    PASS-THROUGH CERTIFICATES, SERIES 1996-1
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                 MONTHLY REPORT
                                   July, 1996
                                     Page 2


                              CUSIP#'S   393505-LA8,LB7,LC4,LD2,LE0
                              TRUST ACCOUNT #13210501
                              REMITTANCE DATE: 8/15/96

B.   Principal
     (5)  Formula Principal Distribution
          Amount                               1,672,258.02                   N/A
          a. Scheduled Principal                 324,299.22                   N/A
          b. Principal Prepayments             1,198,410.59                   N/A
          c. Liquidated Contracts                149,548.21                   N/A
          d. Repurchases                                .00                   N/A
     (6)  Pool Scheduled Principal
           Balance                           378,847,675.26          950.04829869
    (6a)  Pool Factor                             .95004830

     (7)  Unpaid Class A Principal Shortfall
          (if any)following prior Remittance
          date                                          .00

     (8)  Class A Percentage for such Remittance
          Date                                       91.61%

     (9)  Class A Percentage for the following
           Remittance Date                           91.58%

    (10)  Class A Principal Distribution:
          a. Class A-1                         1,672,258.02           13.93548350
          b. Class A-2                                  .00                   .00
          c. Class A-3                                  .00                   .00
          d. Class A-4                                  .00                   .00
          e. Class A-5                                  .00                   .00

    (11)  Class A-1 Principal Balance        100,080,922.26          834.00768550
   (11a)  Class A-1 Pool Factor                   .83400769

    (12)  Class A-2 Principal Balance         50,000,000.00          1000.0000000
   (12a)  Class A-2 Pool Factor                  1.00000000

    (13)  Class A-3 Principal Balance         35,000,000.00          1000.0000000
   (13a)  Class A-3 Pool Factor                  1.00000000

                        GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.50%, 5.85%, 6.20%,
                                 6.50%, 7.00%
                    PASS-THROUGH CERTIFICATES, SERIES 1996-1
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                 MONTHLY REPORT
                                   July, 1996
                                     Page 3

                              CUSIP#'S  393505-LA8,LB7,LC4,LD2,LE0
                              TRUST ACCOUNT #13210501
                              REMITTANCE DATE: 8/15/96

  (14)    Class A-4 Principal Balance         50,000,000.00                 1000.0000000
 (14a)    Class A-4 Pool Factor                  1.00000000

  (15)    Class A-5 Principal Balance         75,950,000.00                 1000.0000000
 (15a)    Class A-5 Pool Factor                  1.00000000

  (16)    Unpaid Class A Principal Shortfall
          (if any) following current Remittance
          Date                                          .00

C.   Aggregate Scheduled Balances and Number of Delinquent
     Contracts as of Determination Date

  (17)    31-59 days                           3,249,822.53                           96

  (18)    60 days or more                      2,444,340.48                           74

  (19)    Current Month Repossessions            333,657.74                           13

  (20)    Repossession Inventory                 810,214.19                           27

Class M-1 Distribution Test and Class B Distribution Test (applicable on and after the Remittance Date occurring in February 2000)

(21) Average Sixty-Day Delinquency Ratio Test

     (a) Sixty-Day Delinquency Ratio for current
         Remittance Date                                                             .65%

     (b) Average Sixty-Day Delinquency Ratio (arithmetic
         average of ratios for this month and two preceding
         months; may not exceed 3.5%)                                                .50%

                        GREEN TREE FINANCIAL CORPORATION
    MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.50%, 5.85%, 6.20%,
                                 6.50%, 7.00%
                    PASS-THROUGH CERTIFICATES, SERIES 1996-1
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                 MONTHLY REPORT
                                   July, 1996
                                     Page 4

                              CUSIP#'S  393505-LA8,LB7,LC4,LD2,LE0
                              TRUST ACCOUNT #13210501
                              REMITTANCE DATE: 8/15/96

(22)      Average Thirty-Day Delinquency Ratio Test

     (a)  Thirty-Day Delinquency Ratio for current
          Remittance Date                                             .86%

     (b)  Average Thirty-Day Delinquency Ratio (arithmetic
          average of ratios for this month and two preceding
          months; may not exceed 5.5%)                                .71%

(23) Cumulative Realized Losses Test

     (a)  Cumulative Realized Losses for the current Remittance
          Date (as a percentage of Cut-off Date Pool Principal
          Balance; may not exceed 5.5% from February 1, 2000 to
          January 31, 2001, 6.5% from February 1, 2001 to
          January 31, 2002, 8.5% from February 1, 2002 to
          January 31, 2003 and 9.5% thereafter)                      0.02%

(24)      Current Realized Losses Test

     (a)  Current Realized Losses for current Remittance Date    48,919.59

     (b)  Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by
          arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
          may not exceed 2.25%)                                      0.08%

(25) Class M-1 Principal Balance Test

     (a)  The sum of Class M-1 Principal Balance and Class B
          Principal Balance (before distributions on current
          Remittance Date) divided by Pool Scheduled Principal
          Balance as of preceding Remittance Date (may not
          exceed 25.5%)                                             17.82%

     GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.00%
      PASS-THROUGH CERTIFICATES, SERIES 1996-1
               CLASS M1 CERTIFICATES
                  MONTHLY REPORT           CUSIP#'S 393505LF7
                    July, 1996             TRUST ACCOUNT #13210501
                      Page 5               REMITTANCE DATE: 8/15/96

(26)      Class B Principal Balance Test

     (a)  Class B Principal Balance (before any distributions
          on current Remittance Date) as of such Remittance
          date greater than $7,975.335.00                            .00%

     (b)  Class B Principal Balance (before any distributions
          on current Remittance Date) divided by pool Scheduled
          Principal Balance as of preceding Remittance Date is
          equal to or greater than 12.00%                           8.39%

                                                  Total $                     Per $1,000
                                                  Amount                       Original
                                                -----------                   -----------
CLASS M1 CERTIFICATES
- -----------------------
(27) Amount available (including Monthly
     Servicing Fee)                            1,534,940.45

A.   Interest
(28) Aggregate interest
     a.   Class M-1 Remittance Rate (7.00%,
          unless Weighted Average Contract
          Rate is below 7.00%)                        7.00%
     b.   Class M-1 Interest                     209,416.67                   5.83333343

(29) Amount applied to Class M-1 Interest
      Deficiency Amount                                 .00                            0

(30) Remaining unpaid Class M-1 Interest
      Deficiency Amount                                 .00                            0

(31) Amount Applied to:
     a.   Unpaid Class M-1 Interest Shortfall           .00                            0

(32) Remaining:
     a.   Unpaid Class M-1 Interest Shortfall           .00                            0

B.   Principal
(33) Formula Principal Distribution Amount
     a.   Scheduled Principal                           .00                          N/A
     b.   Principal Prepayments                         .00                          N/A
     c.   Liquidated Contracts                          .00                          N/A
     d.   Repurchases                                   .00                          N/A

          GREEN TREE FINANCIAL CORPORATION

7.30%
     PASS-THROUGH CERTIFICATES, SERIES 1996-1
               CLASS B CERTIFICATES
                  MONTHLY REPORT
                    July, 1996                 CUSIP#'S 393505LG5,LH3
                      Page 6                   REMITTANCE DATE: 8/15/96

(34) Class M-1 Principal Balance          35,900,000.00             1000.00000000
(34a)Class M-1 Pool Factor                   1.00000000
(35) Class M-1 Percentage or such Remittance
     Date                                           .00%
(36) Class M-1 Percentage or the following
     Remittance Date                                .00%
(37) Class M-1 Principal Dstribution:
     a.  Class M-1 (current)                        .00                 0.00000000
     b.  Unpaid Class M-1 Principal Shortfall
         (if any) following prior Remittance Date   .00

(38) Unpaid Class M-1 Principal Shortfall
     (if any) following current Remittance
     Date                                           .00

                                             Total $                  Per $1,000
                                              Amount                   Original
                                            ----------               ------------

Class B1 Certificates
- ---------------------
(1)  Amount Available less the Class A
     Distribution Amount and Class M-1
     Distribution amount (including Monthly
     Servicing Fee)                        1,325,523.78

(2)  Class B-1 Remittance Rate (6.95% unless
     Weighted Average Contract Rate is
     below 6.95%)                                 6.95%

(3)  Aggregate Class B1 Interest              92,377.08                 5.79166646

(4)  Amount applied to Unpaid Class
     B1 Interest Shortfall                          .00                        .00

(5)  Remaining unpaid Class B1
     Interest Shortfall                             .00                        .00

(6)  Amount applied to Class B1 Interest
     Deficiency Amount                              .00

(7)  Remaining Unpaid Class B-1 Interest
     Deficiency Amount                              .00

(8)  Unpaid Class B1 Principal Shortfall
     (if any) following prior Remittance Date       .00

                       GREEN TREE FINANCIAL CORPORATION
7.30%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-1
                               CLASS B CERTIFICATES
                                MONTHLY REPORT
                                  July, 1996         CUSIP#'S 393505LGS, LH3
                                    Page 7           REMITTANCE DATE: 8/15/96

(8a)  Class B Percentage for such Remittance Date                             .00

(8b)  Class B Percentage for the following
      Remittance Date                                                         .00

(9)   Current Principal(Class B Percentage of
      Formula Principal Distribution Amount)                                  .00
(10a) Class B1 Principal Shortfall                                            .00
(10b) Unpaid Class B1 Principal Shortfall                                     .00

(11)  Class B Principal Balance                                     31,916,753.00

(12)  Class B1 Principal Balance                                    15,950,000.00

 Class B2 Certificates                       Total $                   Per $1,000
 ---------------------
                                             Amount                     Original
                                           -----------               -------------
(13) Remaining Amount Available           1,233,146.70

(14) Class B-2 Remittance Rate (7.30%
     unless Weighted Average Contract
     Rate is less than 7.30%)                    7.30%

(15) Aggregate Class B2 Interest             97,131.08                 6.08333329

(16) Amount applied to Unpaid Class
     B2 Interest Shortfall                         .00                        .00

(17) Remaining Unpaid Class B2
     Interest Shortfall                            .00                        .00

(18) Unpaid Class B2 Principal Shortfall
     (if any) following prior Remittance
     Date                                          .00

(19) Class B2 Principal Liquidation Loss Amount    .00

(20) Class B2 Principal (zero until Class
     B1 paid down; thereafter, Class B
     Percentage of Formula Principal
     Distribution Amount)                          .00

(21) Guarantee Payment                             .00

                       GREEN TREE FINANCIAL CORPORATION

                   PASS-THROUGH CERTIFICATES, SERIES 1996-1
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                                   July 1996
                                     Page 8            CUSIP#'S 393505LG5,LH3
                                                       REMITTANCE DATE: 8/15/96

(22) Class B2 Principal Balance          15,966,753.00

(23) Monthly Servicing Fee (Deducted from
     Certificate Account balance to arrive at
     Amount Available if the Company or Green
     Tree Financial Corporation is not the
     Servicer; deducted from funds remaining
     after payment of Class A Distribution
     Amount, Class M-1 Distribution Amount,
     Class B-1 Distribution Amount and Class
     B-2 Distribution Amount; if the Company
     or Green Tree Financial Corporation
     is the Servicer)                       158,549.97

(24) Class C Residual Payment               977,465.65

(25) Class M-1 Interest Deficiency on such
     Remittance Date                               .00

(26) Class B-1 Interest Deficiency on such
     Remittance Date                               .00

(27) Repossessed Contracts                  333,657.74

(28) Repossessed Contracts Remaining
     in Inventory                           810,214.19

(29) Weighted Average Contract Rate            9.77804

                                      GTFC
                                     1996-1
                                   July 1996
                              Defaulted Contracts

                                                             Estimated
                                                              Loss At
     Account#    Principal     Interest       Amount         Sale Date
     --------    ----------    --------     ----------      -----------
     28322499    54,280.59       298.54      54,579.13       17,512.22
     47306031     6,993.64        38.46       7,032.10        4,168.49
     50322557    15,601.45        85.80      15,687.25        6,244.35
     52311932    11,157.07        61.36      11,218.43        8,934.77
     57317312    38,479.07       211.63      38,690.70        5,214.54
     97329619    23,036.39       126.70      23,163.09        6,976.54

     TOTALS    $149,548.21      $822.49    $150,370.70      $49,050.91
               ===========      =======    ===========      ==========